Exhibit 99.2

Hewlett Packard Enterprise
1701 E. Mossy Oaks Road
Spring, TX 77389

hpe.com

News Release

Hewlett Packard Enterprise announces pricing of public offering of mandatory convertible preferred stock

HOUSTON – September 10, 2024 – Hewlett Packard Enterprise Company (NYSE: HPE) (“HPE”) today announced the pricing of its previously announced public offering (the “Offering”) of $1.35 billion (27 million shares) of Series C Mandatory Convertible Preferred Stock of HPE (“Preferred Stock”), in an underwritten registered public offering, at a price to the public and a liquidation preference of $50.00 per share of Preferred Stock. In addition, HPE granted to the underwriters in the Offering a 30-day option to purchase up to an additional $150 million (3 million shares) of Preferred Stock to cover over-allotments, if any.

The proceeds from the Offering will be approximately $1.32 billion (or approximately $1.46 billion if the underwriters exercise their option to purchase additional shares) after deducting the underwriting discount but before expenses. HPE intends to use the net proceeds from the Offering to fund all or a portion of the consideration for the previously announced pending acquisition of Juniper Networks, Inc. (the “Juniper Acquisition”), to pay related fees and expenses, and, if any proceeds remain thereafter, for other general corporate purposes. The Offering is expected to be consummated on or about September 13, 2024, subject to certain customary closing conditions.

Unless earlier converted at the option of the holders or redeemed at the option of HPE, each share of Preferred Stock will automatically convert into a number of shares of common stock on or around September 1, 2027, into between 2.5352 and 3.1056 shares of common stock of the Company, par value $0.01 per share (“Common Stock”), subject to customary anti-dilution adjustments, determined based on the volume-weighted average price of the Common Stock over the 20 consecutive trading day period beginning on, and including, the 21st scheduled trading day prior to September 1, 2027. Dividends on the Preferred Stock will be payable on a cumulative basis when, as and if declared by HPE’s board of directors (or an authorized committee thereof) at an annual rate of 7.625% on the liquidation preference of $50 per share. HPE may pay declared dividends in cash or, subject to certain limitations, in shares of common stock or in any combination of cash and common stock on March 1, June 1, September 1 and December 1 of each year, commencing on December 1, 2024 and ending on, and including, September 1, 2027. Currently, there is no public market for the Preferred Stock. HPE has applied to list the Preferred Stock on the New York Stock Exchange under the symbol “HPEPrC.”

This press release is for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy the Preferred Stock. No offer, solicitation, or sale will be made in any jurisdiction in which such an offer, solicitation or sale would be unlawful. Any offers of Preferred Stock will be made only by means of a prospectus supplement relating to the Offering and the accompanying base prospectus.

Citigroup, J.P. Morgan, and Mizuho are acting as joint book-running managers for the Offering. HPE has filed a shelf registration statement (including a base prospectus and related preliminary prospectus supplement) with the Securities and Exchange Commission (the “SEC”) for the Offering. Before you invest, you should read the preliminary prospectus supplement, the accompanying prospectus, and the other documents that HPE has filed or will file with the SEC for more complete information about HPE and the Offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, HPE, the underwriters, or any dealer participating in the Offering will arrange to send you the preliminary prospectus supplement and the accompanying prospectus if you request them by contacting Citigroup Global Markets Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, by telephone at 1-800-831-9146, J.P. Morgan Securities LLC, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717 or by email at prospectus-eq_fi@jpmchase.com and postsalemanualrequests@broadridge.com, or Mizuho Securities USA LLC, Attention: U.S. ECM Desk, 1271 Avenue of the Americas, New York, NY 10020, by telephone at (212) 205-7602 or by email at US-ECM@mizuhogroup.com.

About Hewlett Packard Enterprise
Hewlett Packard Enterprise (NYSE: HPE) is the global edge-to-cloud company that helps organizations accelerate outcomes by unlocking value from all of their data, everywhere. Built on decades of reimagining the future and innovating to advance the way people live and work, HPE delivers unique, open and intelligent technology solutions as a service. With offerings spanning Cloud Services, Compute, High Performance Computing & AI, Intelligent Edge, Software, and Storage, HPE provides a consistent experience across all clouds and edges, helping customers develop new business models, engage in new ways, and increase operational performance.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks, uncertainties and assumptions.  If the risks or uncertainties ever materialize or the assumptions prove incorrect, the results of HPE and its consolidated subsidiaries may differ materially from those expressed or implied by such forward-looking statements and assumptions.  The words “believe”, “expect”, “anticipate”, “guide”, “optimistic”, “intend”, “aim”, “will”, “estimates”, “may”, “could”, “should” and similar expressions are intended to identify such forward-looking statements.  All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including but not limited to any anticipated financial or operational benefits associated with the segment realignment that became effective as of the beginning of the first quarter of fiscal 2024;  any projections, estimations or expectations of addressable markets and their sizes, revenue (including annualized revenue run-rate), margins, expenses (including stock-based compensation expenses), investments, effective tax rates, interest rates, the impact of tax law changes and related guidance and regulations, net earnings, net earnings per share, cash flows, liquidity and capital resources, inventory, goodwill, impairment charges, hedges and derivatives and related offsets, order backlog, benefit plan funding, deferred tax assets, share repurchases, currency exchange rates, repayments of debts including our asset-backed debt securities, or other financial items; recent amendments to accounting guidance and any potential impacts on our financial reporting therefrom; any projections or estimations of future orders, including as-a-service orders; any statements of the plans, strategies, and objectives of management for future operations, as well as the execution and consummation of corporate transactions or contemplated acquisitions (including but not limited to our proposed acquisition of Juniper Networks, Inc.) and dispositions (including but not limited to the disposition of H3C shares and the receipt of proceeds therefrom), research and development expenditures, and any resulting benefit, cost savings, charges, or revenue or profitability improvements; any statements concerning the expected development, performance, market share, or competitive performance relating to products or services; any statements concerning technological and market trends, the pace of technological innovation, and adoption of new technologies, including artificial intelligence-related and other products and services offered by HPE; any statements regarding current or future macroeconomic trends or events and the impacts of those trends and events on HPE and our financial performance, including but not limited to supply chain, demand for our products and services, and access to liquidity, and our actions to mitigate such impacts on our business; the scope and duration of outbreaks, epidemics, pandemics, or public health crises, the ongoing conflicts between Russia and Ukraine and in the Middle East, and the relationship between China and the U.S., and our actions in response thereto, and their impacts on our business, operations, liquidity and capital resources, employees, customers, partners, supply chain, financial results, and the world economy; any statements regarding future regulatory trends and the resulting legal and reputational exposure, including but not limited to those relating to environmental, social, governance, cybersecurity, data privacy, and artificial intelligence issues, among others; any statements regarding pending investigations, claims, or disputes; any statements of expectation or belief, including those relating to future guidance and the financial performance of HPE; and any statements of assumptions underlying any of the foregoing.  Risks, uncertainties, and assumptions include the need to address the many challenges facing HPE’s businesses; the competitive pressures faced by HPE’s businesses; risks associated with executing HPE’s strategy; the impact of macroeconomic and geopolitical trends and events, including but not limited to supply chain constraints, the use and development of artificial intelligence, the inflationary environment (though easing), the ongoing conflicts between Russia and Ukraine and in the Middle East, and the relationship between China and the U.S.; the need to effectively manage third-party suppliers and distribute HPE’s products and services; the protection of HPE’s intellectual property assets, including intellectual property licensed from third parties and intellectual property shared with its former parent; risks associated with HPE’s international operations (including from public health crises, such as pandemics or epidemics, and geopolitical events, such as those mentioned above); the development and transition of new products and services and the enhancement of existing products and services to meet customer needs and respond to emerging technological trends; the execution of HPE’s transformation and mix shift of its portfolio of offerings; the execution and performance of contracts by HPE and its suppliers, customers, clients, and partners, including any impact thereon resulting from macroeconomic or geopolitical events, such as those mentioned above; the prospect of a shutdown of the U.S. federal government; the hiring and retention of key employees; the execution, integration, consummation and other risks associated with business combination, disposition and investment transactions, including but not limited to the risks associated with the disposition of H3C shares and the receipt of proceeds therefrom and completion of our proposed acquisition of Juniper Networks, Inc. and our ability to integrate and implement our plans, forecasts, and other expectations with respect to the consolidated business; the impact of changes to privacy, cybersecurity, environmental, global trade, and other governmental regulations; changes in our product, lease, intellectual property, or real estate portfolio; the payment or non-payment of a dividend for any period; the efficacy of using non-GAAP, rather than GAAP, financial measures in business projections and planning; the judgments required in connection with determining revenue recognition; impact of company policies and related compliance; utility of segment realignments; allowances for recovery of receivables and warranty obligations; provisions for, and resolution of, pending investigations, claims, and disputes; the impacts of tax law changes and related guidance or regulations; and other risks that are described herein, including but not limited to the risks described in HPE’s Annual Report on Form 10-K for the fiscal year ended October 31, 2023, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and in other filings made by HPE from time to time with the Securities and Exchange Commission.  HPE assumes no obligation and does not intend to update these forward-looking statements, except as required by applicable law.

Media Contact:
Laura Keller
laura.keller@hpe.com

Investor Contact:
Paul Glaser
investor.relations@hpe.com